                                   DELAWARE(sm)
                                   INVESTMENTS
                                   -----------


Delaware Small Cap Value Fund

[Growth of Capital Artwork]

Growth
of Capital



1999 ANNUAL REPORT

A TRADITION OF SOUND INVESTING SINCE 1929

TABLE OF CONTENTS
-----------------

Letter to Shareholders                                          1

Performance Summary
 Delaware Small Cap
 Value Fund                                                     3

Portfolio Management
Review                                                          4

Financial Statements
 Statement of Net Assets                                        7
 Financial Highlights                                          11

A Committment to Our Investors

Experienced
[ ] Our seasoned investment professionals average more than 15 years' experience.

[ ] For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments.

Disciplined
[ ] We follow strict investment policies and clear buy/sell guidelines.

[ ] We strive to balance risk and reward in order to provide relatively conservative investment alternatives within any given asset class.

Consistent
[ ] We believe consistent processes are the best way to seek consistent investment performance.

[ ] Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $47 billion in assets as of December 31, 1999.

Comprehensive
[ ]  We offer more than 60 mutual funds in these asset classes.

     o Large-cap equity                o High-yield bonds
     o Mid-cap equity                  o Investment grade bonds
     o Small-cap equity                o Municipal bonds (24 single-state funds)
     o International equity            o International fixed-income
     o Balanced

o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

IN LATE APRIL AND MAY,
MARKET GAINS EXTENDED
TO A MUCH BROADER
RANGE OF STOCKS.

[Growth of Capital
    Artwork]

December 18, 1999

Recap of Events -- Last winter, as the world's economic outlook improved, investors made safety less of a priority. During the first quarter of 1999, demand for safe haven investments like U.S. Treasury bonds declined. Large company stocks tracked by the Standard & Poor's 500 Index and the Dow Jones Industrial Average benefited from renewed investor interest, advancing to record highs in March and April.

Though key stock market indexes moved steadily higher, until the middle of April gains were limited to a very "narrow" group of large, well-known growth companies and to technology companies. This left many smaller, undervalued companies like those in the Delaware Small Cap Value Fund portfolio on the sidelines.

In late April and May, market gains extended to a much broader range of stocks as a pick up in global economic activity bolstered the performance of cyclical and energy stocks.Delaware Small Cap Value Fund performed well in this environment, outperforming the S&P 500 by a wide margin in April and surpassing both the S&P 500 and the Dow Jones Industrial Average in May.

In June, stronger global demand for U.S. goods and services led to inflation concerns, setting the stage for volatile stock market conditions throughout the summer. As expected, the Federal Reserve attempted to dampen economic growth and thus stem inflation with three interest rate hikes during the summer and fall of 1999. As interest rates went up, many stocks hit another stumbling block as investors once again focused almost exclusively on technology stocks or large company stocks with a reliable track record of earnings growth.


Performance Overview

For Periods Ended November 30, 1999                                                    *From June 24, 1987
Average Annual Total Returns at Net Asset Value                12 Months               to November 30, 1999
-----------------------------------------------------------------------------------------------------------------
Delaware Small Cap Value Fund Class A                          -2.51%                   +12.82%
Russell 2000 Index                                            +12.60%                   +10.34%
Lipper Small Cap Value Fund Average                            +5.17% (306 Funds)        +9.40% (17 Funds)
-----------------------------------------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance for all Delaware Small Cap Value Fund classes can be found on page 3. The unmanaged Russell 2000 Index is a measure of small company stocks. The Lipper category represents the average returns of small cap value Funds tracked by Lipper Analytical. Source: Lipper Analytical Services, Inc. You cannot invest directly in an Index. Past performance does not guarantee future results.

While investing in small company stocks may offer greater appreciation potential than other types or classes of securities, they generally involve greater investment risk.

*Fund inception date.

[growth of Capital
  Artwork]

WE BELIEVE THAT AS THE
WORLD'S ECONOMIES
CONTINUE TO RECOVER, A
WIDER RANGE OF
COMPANIES MAY BEGIN TO
SHARE IN THE STOCK
MARKET'S APPRECIATION POTENTIAL.


Delaware Small Cap Value Fund focuses on less expensive stocks from smaller, under-recognized companies. This meant that we couldn't invest in many of the stock market's best performers, which were primarily very large growth companies and technology companies.

Our investment strategy worked well in April and May of 1999, when undervalued stocks outperformed higher-priced growth stocks. Many of the Fund's cyclical holdings, whose performance is closely tied to ups and downs in the economy, benefited from stronger worldwide demand for goods and services.

Unfortunately, this more favorable market trend did not take a firm hold, making this a disappointing year in terms of total return. Over its lifetime, however, Delaware Small Cap Value Fund has outpaced its benchmark, the Russell 2000 Index and the average return of other funds following a similar investment style.

Market Outlook -- We remain committed to Delaware Small Cap Value Fund's "value" philosophy through favorable and unfavorable market environments. In the pages that follow, your Fund's portfolio manager, Christopher S. Beck, reviews Delaware Small Cap Value Fund's 1999 performance, discusses some of the Fund's holdings and provides his outlook for the coming months.

We believe that as the world's economies continue to recover, a wider range of companies may begin to share in the stock market's appreciation potential. We have positioned Delaware Small Cap Value Fund for this scenario and hope to provide you with more encouraging results next May.

Sincerely,

/s/ Wayne A. Stork                       /s/ David K. Downes
-----------------------------------       -------------------------------------
Wayne A. Stork                            David K. Downes
Chairman                                  President and Chief Executive Officer
Delaware Investments Family of Funds      Delaware Investments Family of Funds

Delaware Small Cap Value Fund

FUND BASICS
-----------

Fund Objectives
Seeks capital appreciation. The Fund attempts to achieve its objective by investing primarily in common stocks of small companies whose market values appear low relative to their underlying value or future potential.

Assets Under Management
$324 Million

Number of Holdings
84

Fund Start Date
June 24, 1987

Your Fund Manager
Christopher S. Beck earned a bachelor's degree at the University of Delaware and an MBA degree at Lehigh University. He joined Delaware Investments in 1997. Mr. Beck previously served as a vice president at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of Delaware and held management positions at Cypress Capital Management and Wilmington Trust Company. Mr. Beck is a Chartered Financial Analyst.

NASDAQ Symbols
Class A   DEVLX
Class B   DEVBX
Class C   DEVCX

[Growth of Capital Artwork]


FUND PERFORMANCE
----------------

Growth of a $10,000 Investment
December 1, 1989 through November 30, 1999
--------------------------------------------------------------------------------
              Russell 2000   Delaware Small Cap Value A   Lipper Small Cap Value
                             Fund A Class                 Fund Average
Period End
11/30/1989      10,000                9,427                      10,000
02/28/1990       9,447                8,716                       9,426.81
05/31/1990      10,170                9,377                      10,043.99
08/31/1990       8,445                8,314                       8,628.29
11/30/1990       7,776                7,934                       8,045.52
02/28/1991       9,798                9,393                       9,761.30
05/31/1991      10,955               10,419                      10,702.61
08/31/1991      11,078               11,163                      10,970.59
11/30/1991      10,928               11,393                      10,821.12
02/29/1992      13,132               13,357                      12,781.72
05/31/1992      12,426               12,804                      12,404.02
08/31/1992      11,907               12,717                      12,089.93
11/30/1992      13,529               14,012                      13,280.63
02/28/1993      14,139               15,300                      14,090.67
05/31/1993      14,824               15,698                      14,498.06
08/31/1993      15,775               16,377                      15,095.21
11/30/1993      16,096               16,617                      15,405.07
02/28/1994      17,105               17,477                      16,387.16
05/31/1994      16,117               16,900                      15,703.58
08/31/1994      16,711               16,992                      16,182.00
11/30/1994      15,917               16,156                      15,612.57
02/28/1995      16,808               16,364                      16,402.18
05/31/1995      17,776               17,244                      17,255.38
08/31/1995      20,184               18,501                      18,797.14
11/30/1995      20,451               19,449                      18,862.02
02/29/1996      21,621               20,410                      19,744.86
05/31/1996      24,156               21,776                      21,774.34
08/31/1996      22,369               21,417                      21,123.04
11/30/1996      23,828               23,159                      22,749.05
02/28/1997      24,336               25,053                      24,007.74
05/31/1997      25,839               27,004                      25,516.34
08/31/1997      28,846               30,259                      29,042.50
11/30/1997      29,405               31,585                      29,948.91
02/28/1998      31,625               33,101                      31,651.17
05/31/1998      31,328               33,032                      32,520.94
08/31/1998      23,249               24,728                      24,819.47
11/30/1998      27,458               29,224                      27,553.09
02/28/1999      27,152               27,612                      26,247.88
05/31/1999      30,485               30,868                      29,309.30
08/31/1999      29,843               29,875                      28,698.85
11/30/1999      31,720               28,490                      28,149.98
--------------------------------------------------------------------------------

Chart assumes $10,000 invested on December 1, 1989. Fund performance includes the effect of a 5.75% sales charge and reinvestment of dividends and capital gains. Performance for other Fund classes will vary due to different charges and expenses. Past performance does not guarantee future results.

Average Annual Returns
Through November 30, 1999

                                                              Lifetime   Ten Years  Five Years    One Year
------------------------------------------------------------------------------------------------------------------------------------
Class A (Est. 6/24/87)
   Excluding Sales Charge                                     +12.82%     +11.69%      +12.01%     -2.51%
   Including Sales Charge                                     +12.29%     +11.04%      +10.69%     -8.10%
------------------------------------------------------------------------------------------------------------------------------------
Class B (Est. 9/6/94)
   Excluding Sales Charge                                      +9.66%                  +11.24%     -3.18%
   Including Sales Charge                                      +9.53%                  +10.98%     -8.02%
------------------------------------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                                      +9.54%                              -3.19%
   Including Sales Charge                                      +9.54%                              -4.15%
------------------------------------------------------------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than their original share price. Past performance does not guarantee future results. Performance excluding sales charges for B and C Classes assumes contingent sales charges did not apply or the investment was not redeemed.

Class A shares have a front-end maximum sales charge of 5.75% and a 12b-1 fee.

Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee, and a deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, 10-year, five-year and one-year periods ended 11/30/99 for Delaware Small Cap Value Fund's Institutional Class were +13.02%, +11.93%, +12.35% and -2.23%. The Institutional Class (Est. 11/9/92) is available without sales only to certain eligible institutional accounts. Performance prior to 11/9/92 is based on Class A performance, adjusted to eliminate the sales charges, but not the asset-based distribution charges.

NASDAQ Symbol Institutional Class DEVIX

While investing in small company stocks may offer greater appreciation potential than other types or classes of securities, it generally involves greater investment risk.

[Growth of Capital Artwork]

Christopher S. Beck
Senior Portfolio Manager
December 18, 1999

Delaware Small Cap Value Fund's Sector Diversification
As of November 30, 1999

PIECHART

Technology 9.8%
REITs 7.6%
Consumer Services 9.4%
Transportation 4.6%
Health Care 4.3%
Business Services 2.3%
Utilities 1.7%
Cash 0.3%
Energy 9.7%
Financial Services 15.6%
Capital Goods 10.5%
Basic Industry 11.3%
Consumer Cyclicals & Staples 12.9%

Portfolio Highlights
Number of Stocks                 84
--------------------------------------
Median Market
Capitalization       $815.8 million
--------------------------------------

PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
Given the turmoil in overseas markets over the last several years, the U.S., by default, became one of the world's havens for foreign investors, who tend to prefer larger and more recognizable companies. This was one of the key forces behind the continued dominance of larger growth companies. Throughout 1999, foreign and U.S. investors, were willing to pay more for large growth companies with a track record for meeting or exceeding their earnings estimates.

Delaware Small Cap Value Fund's stock selection strategy runs counter to these prevailing market trends, making the past year challenging for our Fund and others that focus on the small-cap value sector of the stock market. However, markets typically move in cycles. Last April and May we saw a broader range of companies participate in the market's gains. We believe continued global economic recovery could bring a return of this market environment and benefit undervalued small company stocks.

Portfolio Highlights
We found a diamond in the rough with Zale Corp. when the company's stock fell in 1997. Zale Corp., a jewelry retailer that owns and operates the Zales, Gordon's Jewelers and Bailey, Banks and Biddle chains, is currently Delaware Small Cap Value Fund's largest holding and one of its best performers. By generating strong cash flow, Zales has been able to consistently open new stores, buy back its own stock, pay down its debt and acquire other jewelry retailers, positioning the company for continued strength.

We were also pleased with the performance of BJ Services, a company that provides a variety of services to help companies get oil out of the ground. BJ Services rebounded strongly from its low in November of 1998 as rising worldwide demand for oil led to stronger pricing and higher demand for oil service companies. Shortly after the close of your Fund's fiscal year, we sold our holdings at a profit because the company outgrew Delaware Small Cap Value Fund's size and value criteria.

Rising interest rates over the summer of 1999 created problems for D.R. Horton, a homebuilder in the Delaware Small Cap Value Fund portfolio. Investors seemed concerned that higher interest rates would reduce the pace of new home construction. Although we don't expect interest rates to significantly reduce housing starts, we do anticipate a slight decline. Since housing starts have been running at a record pace, in our opinion, a slight reduction should not have major impact on the profitability of homebuilders.

WE'VE BEEN ABLE TO ADD
HIGH QUALITY COMPANIES
TO OUR PORTFOLIO AT
INEXPENSIVE PRICES.

Outlook
Three rate hikes during the summer and fall of 1999 essentially brought us back to where we were a year ago, before the Federal Reserve tilted its interest rate policy in favor of economic growth as a means to compensate for the global recession. After a relatively successful transition to the year 2000, we think the Fed may raise rates again to slow the pace of U.S. economic growth.

An area of concern for the Federal Reserve Board has been rising U.S. labor costs. However, a government report released in early December showed that U.S. labor costs fell for the first time in more than two years, which may help reduce the need for additional interest rate hikes in the near future (Source:
Bloomberg Business News).

Because the market has been so narrowly focused on a few large growth and technology stocks, we've been able to add high quality companies to our portfolio at inexpensive prices. Over the next several months, we may invest more of Delaware Small Cap Value Fund's assets in financial stocks. Due to rising interest rates over the summer and fall, prices for a number of financial services companies fell and now meet the Fund's value criteria. We believe it may make sense to take advantage of these lower prices and increase our financial allocation.

We expect the global recovery that began in 1999 to continue throughout 2000. This could lead to a broader market environment like we experienced last April and May. If investors once again become more confident in the earnings prospects of smaller, undervalued companies, we anticipate stronger performance for Delaware Small Cap Value Fund in the coming year.

Value Indicators
November 30, 1999


                                  Delaware Small Cap
                                     Value Fund                S&P 500 Index
--------------------------------------------------------------------------------
Beta                                     0.85                       1.0
--------------------------------------------------------------------------------
Price-To-Earnings Ratio                  14.1x                     29.2x
--------------------------------------------------------------------------------
Median Price-To-Book Ratio                1.8x                     6.81x
--------------------------------------------------------------------------------
Dividend Yield
(Before Fund Expenses)                   1.68%                     1.28%
--------------------------------------------------------------------------------

The above yield represents the weighted average dividend yield of the Fund's holdings exclusive of transaction costs. Delaware Small Cap Value Fund does not pay a regular dividend, but may distribute income generated by the Fund's holdings, typically at year's end. P/E is based on analysts' earnings estimates for 2000 as reported by First Call. Beta is a measure of volatility relative to the S&P 500 Index for the past three years ended October 31. A number less than
1.0 means a security has fluctuated less in price than the Index. A number more than 1.0 means the security has fluctuated more than the Index.

Statement of Net Assets

Delaware Group Equity Funds V -- DELAWARE SMALL CAP VALUE FUND

November 30, 1999
                                                       Number of     Market
                                                         Shares       Value
--------------------------------------------------------------------------------
  Common Stock - 99.75%
  Aerospace & Defense - 1.02%
  Cordant Technologies ................................  113,200   $ 3,296,950
                                                                   -----------
                                                                     3,296,950
                                                                   -----------
  Automobiles & Automotive Parts - 4.26%
  Arvin Industries ....................................  144,900     3,848,906
  Borg-Wagner Automotive ..............................  158,398     6,415,121
  CLARCOR .............................................  201,800     3,506,275
                                                                   -----------
                                                                    13,770,302
                                                                   -----------
  Banking, Finance & Insurance - 15.52%
 *Avis Rent-A-Car .....................................  235,700     4,507,763
  Banknorth Group .....................................  121,000     3,675,375
  Bank United .........................................   70,500     2,504,953
  Colonial Bancgroup ..................................   68,400       782,325
 +Enhance Financial Services Group ....................  217,100     3,717,838
  Everest Reinsurance Holdings ........................  124,770     2,963,288
 *Farm Family Holdings ................................   89,700     3,655,275
*+Financial Federal ...................................  209,750     4,339,203
 +Horace Mann Educators ...............................  156,000     3,422,250
  Liberty Financial Companies .........................  110,400     2,594,400
 +North Fork Bancorporation ...........................  321,550     6,471,194
 +Peoples Heritage Financial Group ....................  166,600     2,837,406
  Radian Group ........................................   71,700     3,504,338
  Westamerica Bancorporation ..........................  166,700     5,240,631
                                                                   -----------
                                                                    50,216,239
                                                                   -----------
  Buildings & Materials - 2.24%
  D.R. Horton .........................................  328,600     4,518,250
 *Griffon .............................................  354,600     2,725,988
                                                                   -----------
                                                                     7,244,238
                                                                   -----------
  Business Services - 2.24%
*+Metamor Worldwide ...................................  130,000     3,432,813
 *Modis Professional Services .........................  357,200     3,817,575
                                                                   -----------
                                                                     7,250,388
                                                                   -----------
  Chemicals - 5.46%
  CK Witco ............................................  222,300     2,375,831
 +Hanna (M.A.) ........................................  232,700     2,428,806
  OM Group ............................................  120,000     4,050,000
*+Scotts ..............................................  219,200     8,809,099
                                                                   -----------
                                                                    17,663,736
                                                                   -----------
  Computers & Technology - 4.39%
*+Metro Information Services ..........................  176,000     2,618,000
*+Synopsys ............................................  160,100    11,582,232
                                                                   -----------
                                                                    14,200,232
                                                                   -----------
  Electronics & Electrical Equipment - 1.69%
 *Etec Systems ........................................  126,800     5,456,363
                                                                   -----------
                                                                     5,456,363
                                                                   -----------

                                                       Number of     Market
                                                         Shares       Value
--------------------------------------------------------------------------------
  Common Stock continued
  Energy - 9.68%
*+BJ Services .........................................   96,000   $ 3,348,000
 *Forest Oil ..........................................  165,200     1,889,475
  Helmerich & Payne ...................................   23,600       533,950
 *Louis Dreyfus Natural Gas ...........................  104,300     1,877,400
  Nicor ...............................................  167,800     5,820,563
  NUI .................................................  102,500     2,581,719
*+Ocean Energy ........................................  269,700     2,056,463
 *Oceaneering International ...........................  194,700     2,531,100
 *Santa Fe Snyder .....................................  484,300     3,874,400
 *Titan Exploration ...................................  390,700     1,391,869
 *Tom Brown ...........................................  146,800     1,720,313
 +Valero Energy .......................................  178,700     3,708,025
                                                                   -----------
                                                                    31,333,277
                                                                   -----------
  Engineering & Construction - 2.26%
 *Jacobs Engineering Group ............................  233,000     7,324,937
                                                                   -----------
                                                                     7,324,937
                                                                   -----------
  Food, Beverage & Tobacco - 5.97%
  Corn Products .......................................  174,400     5,471,800
*+Suiza Foods .........................................  150,000     5,390,625
  Universal Foods .....................................  398,300     8,463,874
                                                                   -----------
                                                                    19,326,299
                                                                   -----------
  Healthcare & Pharmaceuticals - 4.29%
 *AmeriSource Health-Class A ..........................   90,400     1,118,700
 *Conmed ..............................................  107,800     2,718,581
 *Trigon Healthcare ...................................  135,700     3,994,669
 *Varian Associates ...................................  231,000     6,034,875
                                                                   -----------
                                                                    13,866,825
                                                                   -----------
  Hotels/Diversified REITs - 0.31%
  Meristar Hospitality ................................   65,698     1,018,323
                                                                   -----------
                                                                     1,018,323
                                                                   -----------
  Industrial Machinery - 6.00%
 *Circor International ................................   62,650       681,319
 +Harsco ..............................................   95,300     2,841,131
  Hussmann International ..............................  213,400     3,641,138
 +IDEX ................................................  151,700     4,181,231
 +Milacron ............................................  270,900     3,944,981
  Regal-Beloit ........................................  186,700     4,107,400
                                                                   -----------
                                                                    19,397,200
                                                                   -----------
  Manufactured Housing REITs - 0.73%
 +Chateau Communities .................................   91,307     2,373,982
                                                                   -----------
                                                                     2,373,982
                                                                   -----------
  Metals & Mining - 1.41%
 *Mueller Industries ..................................  126,500     4,554,000
                                                                   -----------
                                                                     4,554,000
                                                                   -----------

                                                       Number of     Market
Delaware Small Value Fund                                Shares       Value
--------------------------------------------------------------------------------
  Common Stock continued
  Office/Industrial REITs - 5.04%
  Cabot Industrial Trust ..............................  235,100   $ 4,319,963
  Duke Realty Investments .............................  134,400     2,486,400
  Kilroy Realty .......................................  140,600     2,671,400
  Prentiss Properties Trust ...........................  177,500     3,594,375
 +Reckson Associates Realty ...........................  161,600     3,262,300
                                                                   -----------
                                                                    16,334,438
                                                                   -----------
  Paper & Forest Products - 3.34%
  Caraustar Industries ................................  147,600     3,602,363
  Chesapeake ..........................................  108,500     3,465,219
  Rayonier ............................................   84,200     3,741,638
                                                                   -----------
                                                                    10,809,220
                                                                   -----------
  Retail - 7.21%
 *BJ's Wholesale Club .................................  189,500     7,082,562
  Casey's General Stores ..............................  300,800     3,844,600
 *Zale ................................................  245,200    12,413,248
                                                                   -----------
                                                                    23,340,410
                                                                   -----------
  Retail Strip Centers REITs - 1.75%
  New Plan Excel Realty Trust .........................  120,000     1,950,000
  Pan Pacific Retail Properties .......................  217,500     3,697,500
                                                                   -----------
                                                                     5,647,500
                                                                   -----------
  Telecommunications - 1.57%
*+Brightpoint .........................................  457,900     5,079,828
                                                                   -----------
                                                                     5,079,828
                                                                   -----------
  Textiles, Apparel & Furniture - 4.55%
 *Furniture Brands International ......................  215,200     4,196,400
  HON Industries ......................................  162,200     3,507,575
  Kellwood ............................................  189,100     3,923,825
 +Wolverine World Wide ................................  282,400     3,088,750
                                                                   -----------
                                                                    14,716,550
                                                                   -----------
  Transportation & Shipping - 4.62%
  Alexander & Baldwin .................................  160,600     3,663,688
*+M.S. Carriers .......................................  157,800     4,132,388
 *Mesaba Holdings .....................................  235,250     2,903,867
  USFreightways .......................................  101,200     4,231,425
                                                                   -----------
                                                                    14,931,368
                                                                   -----------
  Utilities - 1.68%
 +California Water Service Group ......................   91,800     2,903,175
  Sierra Pacific Resources ............................  141,120     2,531,340
                                                                   -----------
                                                                     5,434,515
                                                                   -----------
  Miscellaneous - 2.52%
 +Federal Signal ......................................  265,000     4,488,438
 +Smith (A.O.) ........................................  166,100     3,654,200
                                                                   -----------
                                                                     8,142,638
                                                                   -----------
  Total Common Stock (cost $291,747,904) ..............            322,729,758
                                                                   ===========

                                                                     Market
                                                                      Value
--------------------------------------------------------------------------------

 Total Market Value of Securities - 99.75%
 (cost $291,747,904) ........................................     $322,729,758

 Receivables and Other Assets
  Net of Liabilities - 0.25% ................................          804,936
                                                                  ------------
 Net Assets Applicable to 13,164,392 Shares
  ($0.01 par value) Outstanding - 100.00% ...................     $323,534,694
                                                                  ============
 Net asset value - Delaware Small Cap Value
  Fund A Class ($209,885,837 / 8,503,128 shares) ............           $24.68
                                                                        ======
 Net asset value - Delaware Small Cap Value
  Fund B Class ($76,894,319 / 3,159,285 shares) .............           $24.34
                                                                        ======
 Net asset value - Delaware Small Cap Value
  Fund C Class ($25,818,072 / 1,061,532 shares) .............           $24.32
                                                                        ======
 Net asset value - Delaware Small Cap Value
  Fund Institutional Class
  ($10,936,466 / 440,447 shares) ............................           $24.83
                                                                        ======
--------------
* Non-income producing security for the year ended November 30, 1999.
+ Security is partially or fully on loan.
REITs - Real Estate Investment Trusts
Top Ten Holdings, representing 24.86% of net assets, are in boldface.

Components of Net Assets at November 30, 1999:
Common stock, $0.01 par value, 500,000,000 shares
 authorized to the Fund with 150,000,000 shares
 allocated to Delaware Small Cap Value Fund
 A Class, 100,000,000 shares allocated to
 Delaware Small Cap Value Fund B Class,
 50,000,000 shares allocated to Delaware
 Small Cap Value Fund C Class, and 50,000,000
 shares allocated to Delaware Small Cap
 Value Fund Institutional Class  ............................     $288,305,809
Undistributed net investment income .........................          591,136
Accumulated net realized gain on investments ................        3,657,580
Net unrealized appreciation of investments
 and foreign currencies .....................................       30,980,169
                                                                  ------------
Total net assets ............................................     $323,534,694
                                                                  ============
Net Asset Value And Offering Price Per Share -
Delaware Small Cap Value Fund A Class
Net asset value A Class (A) .................................           $24.68
Sales Charge (5.75% of offering price or 6.12%
 of the amount invested per share) (B) .......................            1.51
                                                                        ======
Offering Price ..............................................           $26.19
                                                                        ======
--------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                                                          See accompanying notes

Statement of Operations

Delaware Group Equity Funds V

Year Ended November 30, 1999                       Delaware Small Cap Value Fund
--------------------------------------------------------------------------------
   Investment Income:
   Interest .......................................... $  905,109
   Dividends .........................................  7,571,254    $8,476,363
                                                       ----------    ----------

   Expenses:
   Management fees ...................................  3,203,991
   Distribution expense ..............................  1,871,506
   Dividend disbursing, transfer agent fees and
     other expenses ..................................  1,461,432
   Accounting and administration .....................    187,142
   Registration fees .................................    134,500
   Professional fees .................................    117,500
   Reports and statements to shareholders ............    270,000
   Taxes (other than taxes on income) ................     58,000
   Custodian fees ....................................     17,100
   Trustees' fees ....................................     11,030
   Other .............................................    113,308
                                                        ---------
                                                        7,445,509

   Less expenses paid indirectly .....................     (9,823)
                                                        ---------
   Total expenses ....................................                7,435,686
                                                                     ----------

   Net Investment Income .............................                1,040,677
                                                                     ----------
   Net Realized and Unrealized Gain (Loss) on
     Investments and Foreign Currencies:
   Net realized gain on investments ..................                5,502,762
   Net change in unrealized appreciation/depreciation
     of investments and foreign currencies ...........              (10,581,298)
                                                                    -----------

   Net Realized and Unrealized Loss on Investments
     and Foreign Currencies ..........................               (5,078,536)
                                                                    -----------
Net Decrease in Net Assets Resulting from Operations .              $(4,037,859)
                                                                    ============

                                                          See accompanying notes

Statements of Changes in Net Assets

Delaware Group Equity Funds V

                                                                                               Delaware Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year Ended November 30,

                                                                                                1999                    1998
Increase (Decrease) in Net Assets from Operations:
Net investment income ......................................................................  $ 1,040,677            $2,791,464
Net realized gain (loss) on investments ....................................................    5,502,762            (1,782,359)
Net change in unrealized appreciation/depreciation of investments and foreign currencies ...  (10,581,298)          (46,031,653)
                                                                                             ------------          ------------
Net decrease in net assets resulting from operations .......................................   (4,037,859)          (45,022,548)
                                                                                             ------------          ------------
Distributions to Shareholders from:
Net investment income:
  A Class ..................................................................................   (1,721,074)           (1,285,317)
  B Class ..................................................................................           --                    --
  C Class ..................................................................................           --                    --
  Institutional Class ......................................................................   (1,089,465)             (110,446)

Net realized gain on investments:
  A Class ..................................................................................           --           (19,279,760)
  B Class ..................................................................................           --            (3,029,492)
  C Class ..................................................................................           --              (944,203)
  Institutional Class ......................................................................           --            (1,054,260)
                                                                                             ------------          ------------
                                                                                               (2,810,539)          (25,703,478)
                                                                                             ------------          ------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class ..................................................................................   76,804,025           205,546,496
  B Class ..................................................................................   27,414,619            64,897,563
  C Class ..................................................................................   10,549,758            26,227,243
  Institutional Class ......................................................................   25,868,388           127,407,635

Net asset value of shares issued upon reinvestment of distributions from net investment income and net realized gain on investments:
  A Class ..................................................................................    1,620,211            19,744,279
  B Class ..................................................................................           --             2,863,324
  C Class ..................................................................................           --               899,118
  Institutional Class ......................................................................    1,085,627             1,160,155
                                                                                             ------------          ------------
                                                                                              143,342,628           448,745,813
                                                                                             ------------          ------------
Cost of shares repurchased:
  A Class .................................................................................. (132,175,379)         (179,392,003)
  B Class ..................................................................................  (31,339,508)          (12,271,145)
  C Class ..................................................................................  (14,640,829)           (4,573,233)
  Institutional Class ...................................................................... (134,866,200)          (17,144,933)
                                                                                             ------------          ------------
                                                                                             (313,021,916)         (213,381,314)
                                                                                             ------------          ------------
Increase (decrease) in net assets derived from capital share transactions .................. (169,679,288)          235,364,499
                                                                                             ------------          ------------
Net Increase (Decrease) in Net Assets ...................................................... (176,527,686)          164,638,473

Net Assets:
Beginning of year ..........................................................................  500,062,380           335,423,907
                                                                                             ------------          ------------
End of year ................................................................................ $323,534,694          $500,062,380
                                                                                             ============          ============

                                                          See accompanying notes

Financial Highlights

Delaware Group Equity Funds V


Selected data for each share of the Fund outstanding throughout each year were as follows:

                                                                         Delaware Small Cap Value Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Year Ended November 30,
                                                               1999        1998         1997         1996        1995
Net asset value, beginning of year ......................... $ 25.480    $ 29.790     $ 25.780    $ 22.760     $ 19.320

Income (loss) from investment operations:
  Net investment income(1) .................................    0.098       0.215        0.131       0.122        0.253
  Net realized and unrealized gain (loss) on investments
   and foreign currencies ..................................   (0.735)     (2.285)       7.914       4.028        3.597
                                                             ----------------------------------------------------------
  Total from investment operations .........................   (0.637)     (2.070)       8.045       4.150        3.850
                                                             ----------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income .....................   (0.163)     (0.140)      (0.135)     (0.240)      (0.160)
  Distributions from net realized gain on investments ......       --      (2.100)      (3.900)     (0.890)      (0.250)
                                                             ----------------------------------------------------------
  Total dividends and distributions ........................   (0.163)     (2.240)      (4.035)     (1.130)      (0.410)
                                                             ----------------------------------------------------------

Net asset value, end of year ............................... $ 24.680    $ 25.480     $ 29.790    $ 25.780     $ 22.760
                                                             ==========================================================

Total return(2) ............................................   (2.51%)     (7.47%)      36.38%      19.08%       20.39%

Ratios and supplemental data:
  Net assets, end of year (000 omitted) .................... $209,886    $271,192     $268,266    $192,297     $177,011
  Ratio of expenses to average net assets ..................    1.60%       1.39%        1.39%       1.45%        1.48%
  Ratio of net investment income to average net assets .....    0.38%       0.81%        0.51%       0.51%        1.18%
  Portfolio turnover .......................................      37%         38%          53%         87%          65%


----------------
(1) Per share information for the years ended November 30, 1996, 1997 and 1999 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                                                          See accompanying notes

Delaware Group Equity Funds V


Selected data for each share of the Fund outstanding throughout each year were as follows:

                                                                           Delaware Small Cap Value Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended November 30,
                                                                  1999        1998         1997         1996        1995
Net asset value, beginning of year ............................  $25.140     $29.460      $25.570     $22.590      $19.300

Income (loss) from investment operations:
  Net investment income (loss)(1) .............................   (0.081)      0.052       (0.042)     (0.041)       0.141
  Net realized and unrealized gain (loss) on investments
    and foreign currencies ....................................   (0.719)     (2.272)       7.832       4.006        3.549
                                                                ----------------------------------------------------------
  Total from investment operations ............................   (0.800)     (2.220)       7.790       3.965        3.690
                                                                ----------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ........................       --          --           --      (0.095)      (0.150)
  Distributions from net realized gain on investments .........       --      (2.100)      (3.900)     (0.890)      (0.250)
                                                                ----------------------------------------------------------
  Total dividends and distributions ...........................       --      (2.100)      (3.900)     (0.985)      (0.400)
                                                                ----------------------------------------------------------

Net asset value, end of year ..................................  $24.340     $25.140      $29.460     $25.570      $22.590
                                                                ==========================================================

Total return(2) ...............................................   (3.18%)     (8.08%)      35.36%      18.26%       19.55%

Ratios and supplemental data:
  Net assets, end of year (000 omitted) .......................  $76,894     $83,899      $39,733     $12,730      $ 5,788
  Ratio of expenses to average net assets .....................    2.30%       2.09%        2.09%       2.15%        2.18%
  Ratio of net investment income (loss) to average net assets .   (0.32%)      0.11%       (0.19%)     (0.19%)       0.48%
  Portfolio turnover ..........................................      37%         38%          53%         87%          65%


----------------
(1) Per share information for the years ended November 30, 1996, 1997, and 1999 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                                                          See accompanying notes

Delaware Group Equity Funds V


Selected data for each share of the Fund outstanding throughout each year were as follows:

                                                                            Delaware Small Cap Value Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Year Ended November 30,              Period
                                                                                                                 11/29/95(1) to
                                                                  1999        1998         1997         1996        11/30/95
Net asset value, beginning of period ........................... $25.120     $29.440      $25.550     $22.760        $22.510

Income (loss) from investment operations:
  Net investment income (loss)(2) ..............................  (0.081)      0.036       (0.033)     (0.043)            --
  Net realized and unrealized gain (loss) on investments
    and foreign currencies .....................................  (0.719)     (2.256)       7.823       4.003          0.250
                                                                ------------------------------------------------------------
  Total from investment operations .............................  (0.800)     (2.220)       7.790       3.960          0.250
                                                                ------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income .........................      --          --           --      (0.280)            --
  Distributions from net realized gain on investments ..........      --      (2.100)      (3.900)     (0.890)            --
                                                                ------------------------------------------------------------
  Total dividends and distributions ............................      --      (2.100)      (3.900)     (1.170)            --
                                                                ------------------------------------------------------------

Net asset value, end of period ................................. $24.320     $25.120      $29.440     $25.550        $22.760
                                                                ============================================================

Total return(3) ................................................  (3.19%)     (8.08%)      35.40%      18.23%            (4)
Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...................... $25,818     $31,041      $12,547      $3,360            $5
  Ratio of expenses to average net assets ......................   2.30%       2.09%        2.09%       2.15%            (4)
  Ratio of net investment income (loss) to average net assets ..  (0.32%)      0.11%       (0.19%)     (0.19%)           (4)
  Portfolio turnover ...........................................     37%         38%          53%         87%            (4)


-----------------
(1) Date of initial public offering.
(2) Per share information for the years ended November 30, 1996, 1997 and 1999 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) The ratios of expenses and net investment income (loss) to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and returns for this relatively short period are not meaningful.



                                                          See accompanying notes

Delaware Group Equity Funds V


Selected data for each share of the Fund outstanding throughout each year were as follows:

                                                                        Delaware Small Cap Value Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Year Ended November 30,

                                                                  1999        1998         1997         1996        1995
Net asset value, beginning of year ...........................  $25.640    $ 29.950      $25.910      $22.860      $19.400

Income (loss) from investment operations:
  Net investment income(1) ...................................    0.174       0.160        0.209        0.193        0.297
  Net realized and unrealized gain (loss) on investments
    and foreign currencies ...................................   (0.741)     (2.150)       7.936        4.047        3.628
                                                               -----------------------------------------------------------
  Total from investment operations ...........................   (0.567)     (1.990)       8.145        4.240        3.925
                                                               -----------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income .......................   (0.243)     (0.220)      (0.205)      (0.300)      (0.215)
  Distributions from net realized gain on investments ........       --      (2.100)      (3.900)      (0.890)      (0.250)
                                                               -----------------------------------------------------------
  Total dividends and distributions ..........................   (0.243)     (2.320)      (4.105)      (1.190)      (0.465)
                                                               -----------------------------------------------------------

Net asset value, end of year .................................  $24.830    $ 25.640      $29.950      $25.910      $22.860
                                                               ===========================================================

Total return(2) ..............................................   (2.23%)     (7.16%)      36.73%       19.45%       20.76%

Ratios and supplemental data:
  Net assets, end of year (000 omitted) ......................  $10,936    $113,930      $14,878      $16,373      $ 7,294
  Ratio of expenses to average net assets ....................    1.30%       1.09%        1.09%        1.15%        1.18%
  Ratio of net investment income to average net assets .......    0.68%       1.11%        0.81%        0.81%        1.48%
  Portfolio turnover .........................................      37%         38%          53%          87%          65%

---------------
(1) Per share information for the years ended November 30, 1996, 1997 and 1999 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                                                          See accompanying notes

Notes to Financial Statements

November 30, 1999                                  Delaware Small Cap Value Fund
--------------------------------------------------------------------------------
Delaware Group Equity Funds V (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Delaware Business Trust and offers four
Funds: the Delaware Small Cap Value Fund, the Delaware Mid Cap Value Fund, the Delaware Small Cap Contrarian Fund, and the Delaware Retirement Income Fund. These financial statements and related notes pertain to the Delaware Small Cap Value Fund (the "Fund"). The Fund offers four classes of shares. The Delaware Small Cap Value Fund A Class carries a 5.75% front-end sales charge. The Delaware Small Cap Value Fund B Class carries a back-end deferred sales charge. The Delaware Small Cap Value Fund C Class carries a level load deferred sales charge and the Delaware Small Cap Value Fund Institutional Class has no sales charge.

The Fund's objective is to seek capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

1. Significant Accounting Policies
The following accounting policies are in accordance with gene rally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

November 30, 1999                                  Delaware Small Cap Value Fund
--------------------------------------------------------------------------------
Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $9,823 for the year ended November 30, 1999. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
Effective April 15, 1999, and in accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee, which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% on the net assets over $2,500 million, less fees paid to the unaffiliated directors. Prior to April 15, 1999, the Fund paid DMC an annual fee, which was calculated daily at the rate of 0.75% of the average daily net assets of the Fund, less fees paid to the unaffiliated directors. At November 30, 1999, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $342,107.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At November 30, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $106,953.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. At November 30, 1999, the Fund had a liability for other expenses payable to DMC and affiliates of $166,508.

--------------------------------------------------------------------------------
For the year ended November 30, 1999, DDLP earned $94,286 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the year ended November 30, 1999, the Fund made purchases of $151,676,513 and sales of $292,944,597 of investment securities other than U.S. government securities and temporary cash investments.

At November 30, 1999, the aggregate cost of securities for federal income tax purposes was $291,985,321. At November 30,1999, net unrealized appreciation for federal income tax purposes aggregated $30,744,437, of which $53,486,912 related to unrealized appreciation of securities and $22,742,475 related to unrealized depreciation of securities.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                 Year Ended        Year Ended
                                                  11/30/99          11/30/98
Shares sold:
  A Class ......................................  2,992,890         7,335,761
  B Class ......................................  1,075,523         2,368,089
  C Class ......................................    414,119           954,136
  Institutional Class ..........................  1,014,611         4,539,218

Shares issued upon reinvestment of
  distributions from net investment income
  and net realized gain on investments:
  A Class ......................................     64,268           720,644
  B Class ......................................         --           105,269
  C Class ......................................         --            33,080
  Institutional Class ..........................     42,927            42,218
                                                 ----------        ----------
                                                  5,604,338        16,098,415
                                                 ----------        ----------
Shares repurchased:
  A Class ...................................... (5,197,017)       (6,419,595)
  B Class ...................................... (1,254,012)         (484,073)
  C Class ......................................   (588,370)         (177,569)
  Institutional Class .......................... (5,061,302)         (633,955)
                                                 ----------       -----------
                                                (12,100,701)       (7,715,192)
                                                 ----------       -----------
Net increase (decrease) ........................ (6,496,363)        8,383,223
                                                 ==========       ===========

5. Lines of Credit
The Fund has a committed line of credit for $16,400,000. No amount was outstanding at November 30,1999, or at any time during the fiscal year.

--------------------------------------------------------------------------------
6. Credit and Market Risk
The Fund may invest up to 10% of its total net assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Securities Lending
The Fund may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and the collateral received is insufficient to cover the value of loaned securities and provided such collateral is not the result of investment loss, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related cash collateral received at November 30, 1999 were $30,222,975 and $30,827,435, respectively. Net income from securities lending activities for the year ended November 30, 1999 was $78,046 and is included in interest income on the Statement of Operations.

8. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by Federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2000. Please consult your tax advisor for proper treatment of this information.


For the fiscal year ended November 30, 1999, the Fund designates as long-term capital gains and ordinary income distributions paid during the year as follows:

      (A)                    (B)                (C)              (D)
      Long Term Capital      Ordinary Income    Total            Qualifying
      Gains Distributions    Distributions      Distributions    Dividends(1)
      (Tax Basis)            (Tax Basis)        (Tax Basis)
      --------------------------------------------------------------------------
           --                  100%                100%            100%

 * Items (A) and (B) are based on a percentage of the Fund's distributions. ** Item (D) is based on a percentage of ordinary income of the Fund.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Equity Funds V - Delaware Small Cap Value Fund

We have audited the accompanying statement of net assets of Delaware Small Cap Value Fund (the "Fund") as of November 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Small Cap Value Fund at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
January 7, 2000

DELAWARE INVESTMENTS FAMILY OF FUNDS

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

[GRAPHIC OMITTED:  BUILDING BLOCKS OF A DIVERSIFIED PORTFOLIO "HOUSE"]

Building Blocks of a Diversified Portfolio

GROWTH OF CAPITAL
Aggressive Growth Equity Funds
Growth Equity Funds
o  Select Growth Fund
o  Trend Fund
o  DelCap Fund
o  Small Cap Value Fund
o  U.S. Growth Fund
o  Growth Stock Fund
o  Tax-Efficient Equity Fund
o  Social Awareness Fund

TOTAL RETURN
Moderate Growth Equity Funds
o  Blue Chip Fund
o  Devon Fund
o  Growth and Income Fund
o  Decatur Equity Income Fund
o  REIT Fund
o  Balanced Fund

INTERNATIONAL AND GLOBAL
International and Global Funds
o  Emerging Markets Fund
o  New Pacific Fund
o  Overseas Equity Fund
o  International Equity Fund
o  Global Equity Fund
o  Global Bond Fund

CURRENT INCOME
Taxable Bond Funds
o  Delchester Fund
o  High-Yield Opportunities Fund
o  Strategic Income Fund
o  Corporate Bond Fund
o  Extended Duration Bond Fund
o  American Government Bond Fund
o  U.S. Government Securities Fund
o  Limited-Term Government Fund

TAX-EXEMPT INCOME
Tax-Exempt Bond Funds
o  National High-Yield Municipal Bond Fund
o  Tax-Free USA Fund
o  Tax-Free Insured Fund
o  Tax-Free USA Intermediate Fund
o  State Tax-Free Funds*

STABILITY OF PRINCIPAL
Stability of Principal
o  Cash Reserve
o  Tax-Free Money Fund

ASSET ALLOCATION
Asset Allocation Funds
(varying levels of income and growth potential)
o  Foundation Funds
     Growth Portfolio
     Balanced Portfolio
     Income Portfolio



*Available for the following states: Arizona, California, Colorado, Florida,
 Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania and Wisconsin. Insured and Intermediate Funds are available in selected states.

DELAWARE(sm)
INVESTMENTS
-----------
Philadelphia * London


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com


This annual report is for the information of Delaware Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Small Cap Value Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                                   Charles E. Peck                             Investment Manager
                                                    Retired                                     Delaware Management Company
Wayne A. Stork                                      Fredericksburg, VA                          Philadelphia, Pennsylvania
Chairman
Delaware Investments Family of Funds                Jan L. Yeomans                              International Affiliate
Philadelphia, PA                                    Vice President and Treasurer                Delaware International Advisers Ltd.
                                                    3M Corporation                              London, England
Walter P. Babich                                    St. Paul, Minnesota
Board Chairman, Citadel Constructors, Inc.                                                      National Distributor
King of Prussia, PA                                                                             Delaware Distributors, L.P.
                                                    AFFILIATED OFFICERS                         Philadelphia, Pennsylvania
David K. Downes
President and Chief Executive Officer               Richard J. Flannery                         Shareholder Servicing, Dividend
Delaware Investments Family of Funds                Executive Vice President                    Disbursing and Transfer Agent
Philadelphia, PA                                    and General Counsel                         Delaware Service Company, Inc.
                                                    Delaware Investments Family of Funds        Philadelphia, Pennsylvania
John H. Durham                                      Philadelphia, PA
Private Investor                                                                                1818 Market Street
Horsham, PA                                         Bruce D. Barton                             Philadelphia, PA 19103-3682
                                                    President and Chief Executive Officer
Anthony D. Knerr                                    Delaware Distributors, L.P.
Consultant, Anthony Knerr & Associates              Philadelphia, PA
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN





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